UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

deltathree, Inc.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No:
	3)	Filing Party:
	4)	Date Filed:

deltathree, Inc.
224 West 35th Street - Suite 1004
New York, New York 10001

June 17, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) to be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, on August 1, 2011, commencing at 12:00 p.m. local time.  I urge you to be present in person or represented by proxy at the Meeting.

The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of seven directors of the Company and (ii) the ratification of the appointment by the Board of Directors of Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu, as the Company’s independent registered public accounting firm for the year ending December 31, 2011, and the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of us and our stockholders and unanimously recommends a vote “FOR” each of the matters.  Accordingly, we urge you to review the accompanying material carefully and to promptly submit the accompanying proxy by Internet or mail.

We are taking advantage of the rules and regulations adopted by the Securities and Exchange Commission allowing companies to furnish proxy materials over the Internet.  The Internet availability notice contains instructions on how to access those documents over the Internet. Please read the Internet availability notice for more information on this alternative, which we believe allows us to provide our stockholders with the information they need while minimizing our costs of delivery. The Internet availability notice also contains instructions on how to request a paper copy of our proxy materials, including the Proxy Statement, our 2010 Annual Report to Stockholders and a form of proxy card or voting instruction card, as applicable.

If you are planning to attend the Meeting in person, due to security procedures you will be required to present government-issued photo identification (e.g. driver’s license or passport) to enter the Meeting.  In addition, packages and bags will be inspected, among other measures that may be employed to enhance the security of those attending the Meeting.  These procedures may require additional time, so please plan accordingly.

Some or all of our directors and officers will be present to help host the Meeting and to respond to any questions that you may have. I hope you will be able to attend. Whether or not you are able to attend the Meeting in person, it is important that your shares be represented. We have provided instructions on each of the alternative voting methods in the accompanying Proxy Statement. Stockholders that have accessed these proxy materials on the Internet, as well as those who have received paper copies, may vote by following the instructions included in the Proxy Statement or by following the instructions detailed in the Internet availability notice, as applicable. Please vote as soon as possible. If you attend the Meeting you may vote in person even if you have previously mailed or submitted a proxy, provided that you are a record holder or have received a legal proxy from the record holder of your shares.

Sincerely,

Effi Baruch,
Chief Executive Officer, President and Senior Vice President of Operations and Technology

deltathree, Inc.
224 West 35th Street – Suite 1004
New York, New York 10001

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on August 1, 2011

 NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the “Meeting”) of deltathree, Inc. (the “Company”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, on August 1, 2011, commencing at 12:00 p.m., local time.  A proxy or voter instruction form (each referred to herein as a “proxy card”) and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of seven directors for a one-year term expiring at our Annual Meeting of Stockholders in 2012 and until their successors are duly elected and qualified;

2.
The ratification of the appointment by the Board of Directors of Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu, as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

3.	Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on June 2, 2011, has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.  A copy of our Annual Report for 2010, which includes our audited financial statements, is being provided together with this proxy material.

You are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the meeting, please vote on the Internet as instructed in these materials or, if this Proxy Statement was mailed to you, complete, date, sign and return the enclosed proxy card or vote on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided with the proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain a proxy card issued in your name from that record holder.

Proxy Materials Available on the Internet:  This notice of annual meeting, the accompanying proxy statement and the Company’s 2010 Annual Report to Stockholders are available at http://www.proxyvote.com.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary

Jerusalem, Israel
June 17, 2011

deltathree, Inc.
224 West 35th Street – Suite 1004
New York, New York 10001

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 1, 2011

INFORMATION ABOUT THE ANNUAL MEETING

General

This Proxy Statement and accompanying proxy materials are being made available on or about July 2, 2010, to stockholders of deltathree, Inc. (the “Company”) at the direction of our Board of Directors (the “Board”) to solicit proxies in connection with the 2011 Annual Meeting of Stockholders (the “Meeting”).  The Meeting will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 21st Floor, New York, New York 10022, on August 1, 2011, commencing at 12:00 p.m. local time, or at such other time and place to which the Meeting may be adjourned or postponed.

If you have received a printed copy of these materials by mail, you may simply complete, date, sign and return your proxy or voting instruction form (each referred to herein as a “proxy card”), as applicable, or follow the instructions below to submit your proxy on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

We intend to mail a printed copy of this Proxy Statement and proxy card to certain of our stockholders of record on or about June 17, 2011. All other stockholders will receive a Notice Regarding Internet Availability of Proxy Matters (sometimes referred to herein as the “Internet Availability Notice”), which will also be mailed on or about June 17, 2011.

Notice Regarding the Availability of Proxy Materials over the Internet

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record we furnish proxy materials to our stockholders over the Internet.  You will not receive a printed copy of the proxy materials unless you specifically request it or have previously requested that we mail all such materials to you.

If you received an Internet Availability Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Internet Availability Notice will instruct you as to how you may access and review over the Internet all of the important information contained in the proxy materials. The Internet Availability Notice also will instruct you as to how you may submit your proxy over the Internet.  If you received an Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Internet Availability Notice.

Solicitation and Voting of Proxies

All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the seven persons named under “Proposal 1–Election of Directors” as nominees for election as our directors for a one-year term expiring at our 2012 Annual Meeting of stockholders and until their successors are duly elected and qualified, (ii) FOR the ratification of the appointment by the Board of the independent registered public accounting firm named under “Proposal 2–Ratification of the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2011” and (iii) at the discretion of the proxy holders with regard to any matter not known to the Board on the date of the mailing of this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof.  In any case where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly.  The Board has designated Effi Baruch and Peter Friedman as proxies for the solicitation on behalf of the Board of proxies of our stockholders, to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

You may revoke your proxy at any time before it is voted at the Meeting by: (i) properly submitting a subsequent proxy in one of the manners authorized and described in this Proxy Statement (such as via the Internet pursuant to the voting procedures described below), (ii) giving written notice of revocation to us prior to the Meeting, or (iii) attending and voting at the Meeting. A stockholder wishing to revoke a proxy by written notice must submit such revocation to us at deltathree, Inc., 224 West 35th Street, Suite 1004, New York, New York 10001.

Record Date and Voting Securities

The close of business on June 2, 2011, has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to vote at the Meeting.  At the close of business on June 2, 2011, we had issued and outstanding 72,273,525 shares of our common stock, par value $0.001 per share, held by 139 holders of record.  The common stock constitutes the only outstanding class of securities.

Quorum and Voting

The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and the shares of common stock held by such stockholders will count toward the attainment of a quorum.  Broker “non-votes” will also be counted as shares present for purposes of determining the presence of a quorum. If a quorum will not be present, the Meeting will be adjourned from time to time until a quorum is obtained.

Each share of common stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting.

The accompanying proxy card is designed to permit each holder of common stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting.  A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all of the nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to all of the other proposals included in this Proxy Statement.

Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority.  As used herein, “broker non-votes” means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers’ instructions. We intend to treat broker non-votes in the manner described in each of the Proposals set forth herein.

If at the close of business on June 2, 2011, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or proxy materials (as applicable) are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If you are a stockholder of record, you may vote in person at the Meeting.  We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card or vote by proxy on the Internet.  If you received an Internet Availability Notice by mail, you may vote by proxy over the Internet. The procedures for voting by proxy are as follows:

•	to vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card; or
•	to vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, date, sign and return your proxy card promptly in the envelope provided.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Time on July 31, 2011, to be counted.

If you are a beneficial owner of shares held in street name and you received a printed copy of these proxy materials by mail, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from us.  Likewise, if you are a beneficial owner of shares held in street name and you received an Internet Availability Notice by mail, you should have received the Internet Availability Notice from the organization that is the record owner of your shares rather than from us.  Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that proxy card or may vote over the Internet as instructed by that organization in the proxy card.  Beneficial owners that received an Internet Availability Notice by mail from the record owner should follow the instructions included in the Internet Availability Notice to view the proxy statement and transmit their voting instructions. For a beneficial owner to vote in person at the Meeting, you must obtain a valid proxy from the record owner.  To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

As permitted under the federal securities laws, we or brokers holding shares on behalf of our stockholders will send a single set of our proxy materials to multiple stockholders sharing an address who have requested that we mail them such materials. Each such stockholder will continue to receive a separate proxy card or voting instruction card. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” we will continue to do so until we have received contrary instructions from one or more of the security holders.  Stockholders whose households received a single set of our proxy statement this year but who would like to receive additional copies may contact our transfer agent, American Stock Transfer & Trust Company, at the address set forth below, and we will promptly deliver additional copies. Stockholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of our proxy statements should follow these instructions:

•
stockholders whose shares are registered in their own name should contact American Stock Transfer & Trust Company by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 2, 2011, there were 72,273,525 shares of our common stock issued and outstanding.  Each share of common stock entitles the holder thereof to one vote with respect to each item to be voted on by holders of the shares of common stock. We have no other securities, voting or nonvoting, outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of June 2, 2011, by:

•	each person whom we know beneficially owns more than 5% of the common stock;
•	each of our directors and director nominees individually;
•	each of our named executive officers (as defined below) individually; and
•	all of our current directors and executive officers as a group.

Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock. Each person listed below disclaims beneficial ownership of their shares, except to the extent of their pecuniary interests therein. Shares of common stock that an individual or group has the right to acquire within 60 days of June 2, 2011, pursuant to the exercise of options or restricted stock are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

	Number	Percentage (1)
	Shares of Common Stock Beneficially Owned
Principal Stockholders:
D4 Holdings, LLC (2)	86,500,000	72.2%
349-L Copperfield Blvd., #407
Concord, NC 28025

Abraham Ziv-Tal (3)	9,954,100	13.8%
4 Hanurit Street Rishpon, Israel 49615

Executive Officers and Directors:
Effi Baruch (4)	521,667	*
Ziv Zviel (5)	-	-
Peter Friedman (6)	185,833	*
Robert Stevanovski (2)	86,500,000	72.2%
Anthony Cassara (7)(8)	86,525,000	72.2%
Lior Samuelson (9)	517,000	*
David Stevanovski (7)	86,500,000	72.2%
Colleen Jones	-	-
J. Lyle Patrick (8)	25,000	*
Brian Fitzpatrick (8)	25,000	*
All directors and executive officers as a group (10 persons) (10)	87,799,500	72.7%

*    Less than 1%.

(1)	Percentage of beneficial ownership is based on 72,273,525 shares of common stock outstanding as of June 2, 2011.

(2)
Ownership is based on a Schedule 13D/A filed on March 8, 2011, and reports on Form 4 filed thereafter by D4 Holdings, Manna Holdings, LLC (“Manna Holdings”), Praescient, LLC (“Praescient”) and Robert Stevanovski and includes (a) 39,000,000 shares of common stock, (b) 35,000,000 shares of common stock issuable under warrants held by D4 Holdings and (c) 12,500,000 shares of common stock issuable upon conversion of outstanding principal under a Convertible Note held by D4 Holdings, of which $1,000,000 was outstanding as of June 2, 2011.  For a description of the Convertible Note, see “Certain Relationships and Related Transactions” below.  Robert Stevanovski is the manager of Praescient, which serves as the sole manager of D4 Holdings and as the managing member of Manna Holdings.  Manna Holdings is the sole member of D4 Holdings.  As such, Mr. Stevanovski, Praescient and Manna Holdings may be deemed to beneficially own the securities reported in the table.  Each of Mr. Stevanovski, Praescient and Manna Holdings disclaims beneficial ownership of such securities, and the information reported herein shall not be deemed an admission that such reporting person is the beneficial owner of the securities for any purpose, except to the extent of such person’s pecuniary interest therein.

(3)	Ownership is based on a Form 4 filed April 1, 2011.
(4)	Includes (a) options to purchase 466,667 shares of common stock and (b) 55,000 shares of common stock.
(5)	Mr. Zviel resigned from the Company effective October 14, 2010. All options to purchase shares of common stock previously granted to Mr. Zviel as of that date expired on January 12, 2011.
(6)	Includes (a) options to purchase 170,833 shares of common stock and (b) 15,000 shares of common stock.
(7)
Includes the following securities: (a) 39,000,000 shares of common stock, (b) warrants to purchase 35,000,000 shares of common stock and (c) 12,500,000 shares of common stock issuable upon conversion of outstanding principal under the Convertible Note, of which $1,000,000 was outstanding as of June 2, 2011.  Each of Anthony Cassara and David Stevanovski beneficially owns a membership interest in Manna Holdings, which is the sole member of D4 Holdings. As such, each of Messrs. Cassara and Stevanovski may be deemed to beneficially own the securities reported herein and owned directly by D4 Holdings.  Each of Messrs. Cassara and Stevanovski disclaims beneficial ownership of such securities, and the information reported herein shall not be deemed an admission that such reporting person is the beneficial owner of the securities for any purpose, except to the extent of his pecuniary interest therein.

(8)	Includes options to purchase 25,000 shares of common stock.
(9)	Includes (a) options to purchase 365,000 shares of common stock and (b) 152,000 shares of common stock.
(10)
Includes (a) options to purchase 1,077,500 shares of common stock, (b) 39,222,000 shares of common stock, (c) warrants to purchase 35,000,000 shares of common stock and (d) 12,500,000 shares of common stock issuable upon conversion of outstanding principal under the Convertible Note held directly (or deemed to be beneficially owned) by the executive officers and directors as a group.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

General

Our Amended and Restated Certificate of Incorporation provides that the number of members of our Board of Directors shall be not less than three and not more than thirteen. There are currently seven directors on the Board. At each annual meeting of stockholders, directors are elected to hold office for a term of one year and until their respective successors are elected and qualified.

The Board had four regular meetings during 2010. Each incumbent member of the Board participated in at least 75% of the aggregate of all Board and committee (for such committees on which the director served) meetings held during the period for which he was a director or member of such committee. None of our directors attended our 2010 Annual Stockholder Meeting. The Company has not adopted a formal policy with regard to our directors attending our annual meetings of stockholders, although our directors are encouraged to attend if reasonably possible. The Board has established an Audit Committee and a Compensation Committee. The functions of the committees and their current members are set forth below.

Director Nominations.  Due to a decrease in the number of members of the Board after our 2006 Annual Stockholders Meeting, our Board members determined that it is efficient and important for each member to actively participate in all matters that were previously the responsibility of the Nominating and Governance Committee and dissolved the Nominating and Governance Committee as of September 11, 2006. As such, each of our Board members is expected to take part in, among other matters, the following nominating and governance-related matters:

•	identifying and recommending qualified candidates for director, and recommending the director nominees for our annual meetings of stockholders;

•	conducting an annual review of the Board’s performance;
•	recommending the director nominees for each of the Board committees; and
•	developing and recommending our company’s corporate governance guidelines.

Furthermore, our Board adopted a nominating and governance policy that was based on the former Nominating and Governance Committee Charter. This policy outlines our Board’s goals, responsibilities, and procedures related to nominating and governance matters.  In this regard, our Board may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources.

For all potential candidates, the Board considers a number of factors, such as the extent to which the candidate’s knowledge and experience would fill a need in the Board and help complement the other directors, a candidate’s personal integrity and sound judgment, independence, knowledge of the industry in which we operate, possible conflicts of interest, and concern for the long-term interests of our stockholders. In addition, although the Company does not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Board will consider diversity in the context of the Board as a whole and takes into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors diversity as one factor in identifying and evaluating potential director candidates.  In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at our 2012 Annual Meeting of Stockholders using the procedures set forth in the Company's Amended and Restated By-laws, it must follow the procedures described under “Stockholder Proposals for 2012 Annual Meeting” below and as set forth in our Amended and Restated By-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by our Board, it should submit any pertinent information regarding the candidate to the Chairman of the Board by mail care of our Secretary at 224 West 35th Street, New York, New York 10001.

Board Committees

Compensation Committee.  The Compensation Committee is responsible for:

•	evaluating our compensation policies;
•	determining executive compensation, and establishing executive compensation policies and guidelines; and
•	administering our stock option and compensation plans.

As part of these responsibilities, the Compensation Committee determines the compensation of our Chief Executive Officer, and conducts its decision making process with respect to this issue without the presence of the Chief Executive Officer. The Compensation Committee had one formal meeting and additional informal meetings and discussions during 2010.  The Compensation Committee has a charter, a copy of which is available to our stockholders at the Corporate Governance section of our website located at www.deltathree.com. The Compensation Committee is composed of Brian Fitzpatrick (Chairman), Lior Samuelson and J. Lyle Patrick.

Audit Committee.  The Audit Committee is responsible for:

•	recommending to the Board the appointment of the firm selected to serve as our independent auditors and monitoring the performance of such firm;
•	reviewing and approving the scope of the annual audit and evaluating with the independent auditors our annual audit and annual financial statements;
•	reviewing with management the status of internal accounting controls;
•	evaluating issues having a potential financial impact on us which may be brought to the Audit Committee’s attention by management, the independent auditors or the Board;
•	evaluating our public financial reporting documents; and
•	reviewing the non-audit services to be performed by the independent auditors, if any, and considering the effect of such performance on the auditor's independence.

The Audit Committee had four meetings during 2010.  The Audit Committee has a charter, a copy of which is available to our stockholders at the Corporate Governance section of our website located at www.deltathree.com. The Audit Committee is composed of J. Lyle Patrick (Chairman), Brian Fitzpatrick and Lior Samuelson. The Board of Directors has determined that each of Messrs. Patrick and Fitzpatrick meets the requirements of the applicable Securities and Exchange Commission rules for membership on the Audit Committee, including Rule 10A-3(b) under the Exchange Act and is “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.  The Board has also determined that Mr. Patrick qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.   Mr. Fitzpatrick also qualifies as “independent” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

As discussed below under “Director Independence”, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange, including the independence requirements for audit committees.  The Board of Directors has not reached an affirmative conclusion that Mr. Samuelson is “independent” as such term is described in the Nasdaq Marketplace Rules.  However, the Board of Directors determined that his membership on the Audit Committee is in the best interest of the Company and its stockholders in light of his extensive experience in financial and related matters in our industry and the fact that the Audit Committee would otherwise be composed of only two other members.  In connection with his re-appointment to the Audit Committee on August 18, 2010, the Board waived the independence requirements set forth in the Audit Committee Charter with respect to Mr. Samuelson.  The Board also waived the independence requirements in the Compensation Committee Charter with respect to Mr. Samuelson in connection with his re-appointment to the Compensation Committee on August 18, 2010.

Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and remains free to make this determination from time to time in a manner that the Board deems most appropriate for our company. Currently, we have separated the positions of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day to day leadership and performance of the Company, while the Chairman of the Board (in collaboration with other members of the Board) sets the strategic direction of the Company, provides guidance to the management, sets the agenda for the Board meetings (in collaboration with the other members of the Board) and presides over meetings of the Board.  We believe that separating these positions allows the Chairman of the Board to lead the board in its fundamental role of providing direction and guidance to management, while allowing our Chief Executive Officer to focus on our day-to-day operations. In addition, we believe that the current separation provides a more effective monitoring and objective evaluation of the performance of the CEO.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect our company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the company, including operational, financial, regulatory and legal. The Audit Committee oversees management of financial risks (including liquidity and credit) and approves all transactions with related persons. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Legal Proceedings

Mr. Cassara served as the President of the Carrier Services division of Global Crossing Ltd. from October 1999 to December 2000.  In 2002, Global Crossing and certain of its direct and indirect subsidiaries filed voluntary petitions for relief under Chapter 11 of title 11 of the U.S. Code in the U.S. Bankruptcy Court for the Southern District of New York.

Mr. Patrick served as Chief Financial and Accounting Officer of McLeodUSA Incorporated until his resignation in July 2001.  In January 2002, McLeod filed a voluntary petition for relief under Chapter 11 of title 11 of the U.S. Code in the U.S. Bankruptcy Court for the District of Delaware.

Director Independence

Our common stock is currently quoted on the OTCQB and is not listed on the Nasdaq Stock Market or any other national securities exchange. Accordingly, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange. Nevertheless, in determining whether a director or nominee for director should be considered “independent” the board utilizes the definition of independence set forth in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. The board has determined that J. Lyle Patrick and Brian Fitzpatrick each qualify as “independent” under this rule.

Our company also would qualify as a “controlled company” under Rule 5615(c)(2) of the Nasdaq Marketplace Rules because D4 Holdings, LLC (“D4 Holdings”) holds more than 50% of the voting power of our company. Accordingly, we would have the option to be exempt from the requirements under Rule 5605 to have:

•	a majority of independent directors;
•	a compensation committee composed solely of independent directors;
•	compensation of our executive officers determined by a majority of independent directors or a compensation committee composed solely of independent directors;
•	a nominating committee composed solely of independent directors; and
•	director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

Because we are not currently subject to the Nasdaq continued listing requirements we have not determined to what extent we would rely on the “controlled company” exemption from any of the foregoing requirements if we were subject to these requirements.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them care of our Secretary at deltathree, Inc., 224 West 35th Street, Suite 1004, New York, N.Y. 10001. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The roles and responsibilities of the Audit Committee are set forth in a written charter that was adopted by the Board. The Audit Committee is responsible for overseeing the Company’s overall financial reporting process and for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm.    In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2010, the Audit Committee, among other activities, reviewed and discussed the Company’s audited financial statements for such fiscal year with management and with Brightman Almagor Zohar & Co., the Company’s independent registered public accounting firm.  The Audit Committee has discussed with Brightman Almagor Zohar & Co. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.   The Audit Committee has received the written disclosures and the letter from Brightman Almagor Zohar & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Brightman Almagor & Co.’s communications with the audit committee concerning independence, and has discussed with Brightman Almagor Zohar & Co. its independence.  The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor’s independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2010, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

The Audit Committee

J. Lyle Patrick (Chairman) Lior Samuelson Brian Fitzpatrick

The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference.

PROPOSAL # 1

ELECTION OF DIRECTORS

(Notice Item 1)

General

At the Meeting, seven directors will be elected to the Board to serve until our next annual meeting of stockholders and until their respective successors have been elected and qualified.

Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships.  Each director is elected for a one-year term.  Each of the nominees is currently serving as a director on our Board.

Vote Required and Recommendation of the Board of Directors

Under our Amended and Restated By-laws, directors are elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Meeting and entitled to vote, and thus the seven nominees for election as directors who receive the most votes cast will be elected.  Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

Unless authority to vote for any of the nominees named above is withheld or if the stockholder has not provided instructions as to how to vote such stockholder’s shares, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of such nominees.  In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place.  The Board has no reason to believe that any nominee will be unable or unwilling to serve.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the seven nominees listed herein.

Nominees for Director

The Company seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses.  Each of the nominees for election as a director at the Annual Meeting holds or has held senior executive positions in large, complex organizations and has operating experience that meets this objective, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance and risk management.  A majority of our directors also have experience serving on boards of directors and board committees of other public companies and have an understanding of corporate governance practices.  In addition, the Board believes that each of the nominees has other key attributes that are important to the functioning of an effective board of directors, such as integrity, candor, the ability to work with management and other members of the Board in a constructive and collaborative fashion, diversity of experience, qualifications, skills and backgrounds, and the ability and commitment to devote significant time and energy to service on the Board and its committees.  In addition to the above, the Board also considered the specific experience described in the biographical details that follow in determining to nominate the individuals set forth below for election as directors.

Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships. Each director is elected for a one-year term. Set forth below are the name, age and the positions and offices held by each of our current directors, his principal occupation, business experience and public company board experience during at least the past five years, and the experience, qualifications, attributes or skills that qualify such person to serve on our Board of Directors.

Robert Stevanovski, 47.  Mr. Stevanovski has served as a director and Chairman of the Board since February 2009.  He is one of the co-founders of ACN, Inc. and has served as Chairman of ACN since its founding in 1993. Mr. Stevanovski has served as a director of WorldGate Communications, Inc. since April 2009.  He is the brother of David Stevanovski, also a member of the Board.  Mr. Robert Stevanovski’s areas of relevant experience, qualifications, attributes or skills include sales and marketing expertise generally, extensive knowledge of the telecommunications and multi-level marketing industries, outside board experience with WorldGate and extensive business and management experience as co-founder and Chairman of ACN.

Anthony Cassara, 56.  Mr. Cassara has served as a director since February 2009. Mr. Cassara founded and has served as President of Cassara Management Group, Inc., a privately held business counseling practice focused on the telecommunications industry, since October 2000. Prior to founding Cassara Management Group, Mr. Cassara was President of the Carrier Services division at Frontier Corporation and later at Global Crossing Ltd. from October 1999 to December 2000. Mr. Cassara served as a member of the board of directors of MPower Holding Corporation from May 2002 to August 2006; Teleglobe International Holdings Ltd. from February 2004 to February 2006; Eschelon Telecom Inc. from November 2002 to December 2004; and has served as a director of WorldGate since April 2009.  Mr. Cassara’s areas of relevant experience, qualifications, attributes or skills include telecommunications and information services; senior leadership roles in global telecommunications companies; public company board experience, corporate finance, and financial reporting.

David Stevanovski, 45.  Mr. Stevanovski has served as a director since March 2009.  He has served in a number of positions at ACN, and currently serves as Vice President. Mr. Stevanovski has served as a director of WorldGate since April 2009. Mr. Stevanovski is the brother of Robert Stevanovski.   Mr. David Stevanovski’s areas of relevant experience, qualifications, attributes or skills include sales and marketing expertise generally, extensive knowledge of the telecommunications and multi-level marketing industries, outside board experience with WorldGate, and extensive business and management experience at ACN.

Colleen Jones, 49. Ms. Jones has served as a director since February 2011. She has served as Global Vice President, General Counsel and Secretary of ACN since 2003, and as general counsel to D4 Holding since its formation in 2009.   Ms. Jones has served as a director of WorldGate since February 2011.  Ms. Jones has practiced law for over 25 years, serving as chief legal officer in corporations and as a partner at large international law firms.  Her areas of relevant experience, qualifications, attributes or skills include legal expertise in general corporate and commercial domestic and international transactional work for both publicly- and privately-held companies, extensive knowledge of the telecommunications and technology sectors, management experience at ACN, and public company corporate governance.

Lior Samuelson, 62.  Mr. Samuelson served as Chairman of the Board from January 2008 until February 2009, and has served as a director of deltathree since August 2001. Mr. Samuelson has served as the Chairman of the Board of Commtouch Software Ltd., a provider of internet security technology, since January 1, 2011, and as a director at Commtouch since August 2, 2010. Since August 1999, Mr. Samuelson has served as a Co-Founder and Principal of Mercator Capital, and served as a director of Mercator Partners Acquisition Corp. from January 2005 to December 2007. His experience includes advising clients in the technology, communications and consumer sectors on mergers, acquisitions and private placements. From March 1997 to August 1999, Mr. Samuelson was the President and Chief Executive Officer of PricewaterhouseCoopers Securities. Prior to that, he was the President and Chief Executive Officer of The Barents Group, a merchant bank specializing in advising and investing in companies in emerging markets. Mr. Samuelson was also the Co-Chairman of Peloton Holdings, a private equity management company. Before that, he was a managing partner with KPMG and a senior consultant at Booz, Allen & Hamilton.  Mr. Samuelson’s areas of relevant experience, qualifications, attributes or skills include extensive experience in finance and investment banking, public company board experience, financial reporting, and his long history of service to deltathree and knowledge of its operations.

J. Lyle Patrick, 58.  Mr. Patrick has served as a director since March 2009. Mr. Patrick is currently a financial consultant and has served as the Interim CFO for FirstCommunications, Inc. since March 2009. Mr. Patrick has served as chief financial officer of a number of telecommunications companies, including, most recently, US LEC, a competitive telecommunications company, from June 2005 to March 2007, and MetroPCS, a wireless communications provider, from May 2004 to March 2005.  Mr. Patrick is a Certified Public Accountant.  Mr. Patrick’s areas of relevant experience, qualifications, attributes or skills include extensive accounting for public companies, with particular experience in the telecommunications industry, and financial reporting.

Brian Fitzpatrick, 49.  Mr. Fitzpatrick has served as a director since August 2009.  Mr. Fitzpatrick serves as Managing Director of BT Wholesale Markets, which is the sales, marketing, implementation, project and in-life contract management operating division of BT Group Plc.  Mr. Fitzpatrick’s areas of responsibility also include BT Group plc’s global media and satellite broadcast operations. Mr. Fitzpatrick serves as a member of the BT Wholesale Executive Board. Prior to joining BT Wholesale Markets in November 2005, Mr. Fitzpatrick was the President of Worldwide Commercial Operations for Teleglobe International, Ltd. Mr. Fitzpatrick’s areas of relevant experience, qualifications, attributes or skills include extensive experience, knowledge and relationships in the international telecommunications industry, sales and marketing expertise generally, and extensive business and management experience.

PROPOSAL # 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011

(Notice Item 2)

General

Subject to ratification by our stockholders, on the recommendation of the Audit Committee, the Board has reappointed Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu, as our independent registered public accounting firm for the year ending December 31, 2011.

Representatives of Brightman Almagor Zohar & Co. are not expected to be present at the Meeting.

Vote Required and Recommendation of the Board of Directors

The ratification of the selection of Brightman Almagor Zohar & Co. as our independent registered public accounting firm for the year ending December 31, 2011, will require the affirmative vote of the holders of a majority of the shares of common stock present at the Meeting, in person or represented by proxy, and entitled to vote. The shares represented by the enclosed proxy will be voted “FOR” the ratification of the selection of Brightman Almagor Zohar & Co. unless a stockholder has indicated otherwise on the proxy. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

The Board believes that a vote for the proposal to ratify the appointment by the Board of the independent registered public accounting firm for the year ending December 31, 2011, as described above is in the best interests of our stockholders and us and unanimously recommends a vote “FOR” such proposal.

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by Brightman Almagor Zohar & Co. for the audit of the Company's annual financial statements for the years ended December 31, 2009, and December 31, 2010, and fees billed for other services rendered by Brightman Almagor Zohar & Co. during those periods.
	2009	2010
Audit fees	$65,000	$71,000
Audit-related fees	-	-
Tax fees	2,000	2,500
All other fees	-	-
Total	$67,000	$73,500

In the above table, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees we paid Brightman Almagor Zohar & Co. for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports filed with the SEC, as well as for work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and consultation regarding financial accounting and/or reporting standards; “audit-related fees” are fees billed by Brightman Almagor Zohar & Co. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by Brightman Almagor Zohar & Co. for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the Securities and Exchange Commission’s policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other services are those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Set forth below is a brief description of the present and past business experience of each of the persons who currently serve as our executive officers or key employees.

Efraim Baruch, 36, Chief Executive Officer, President and Senior Vice President of Operations and Technology. In October 2010, Mr. Baruch became our Chief Executive Officer and President, having been named our interim Chief Executive Officer and President in December 2008. In January 2007, Mr. Baruch became our Senior Vice President of Operations and Technology. Mr. Baruch has been with deltathree since 1998. Mr. Baruch began working in deltathree as an engineer in the Network Operations Center, and soon after specialized in the management of data networks and security in our Wide Area Network department.

Arie Rand, 51, Chief Financial Officer and Treasurer. Mr. Rand has served as our Chief Financial Officer and Treasurer since October 2010. Prior to joining the company, Mr. Rand provided private consulting and management services. Prior to serving as an independent consultant, Mr. Rand held the role of senior executive at SRI Global Group Funds, a holding company specializing in socially responsible investments, where he provided business development and consulting services and served as a partner at one of SRI's funds. From 2001 to 2008, Mr. Rand served as the Chief Financial Officer of Top Image Systems, an international software developer listed on NASDAQ and traded on the Tel Aviv Stock Exchange. Prior to that Mr. Rand served as Chief Financial Officer of Tescom Software Systems Testing Global Management, an international high-tech company focused on professional services and a global leader in software quality assurance and which was traded on the Tel Aviv Stock Exchange and AIM.

Peter Friedman, 41, General Counsel and Secretary. In October 2007, Mr. Friedman became our General Counsel and Secretary. Before joining deltathree, Mr. Friedman served as Senior Associate of Outside Counsel Solutions, a corporation that provides outsourced U.S. legal services. Prior to that, Mr. Friedman was associated with the law firms of Weil, Gotshal & Manges, LLP, Lowenstein Sandler PC and Kronish Lieb Weiner & Hellman, LLP.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table shows the total compensation accrued during the fiscal years ended December 31, 2009 and 2010 to (1) all individuals who served as our Chief Executive Officer during any part of 2010, (2) our next most highly compensated executive officer whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2010, and (3) one additional individual who would have met such threshold but for the fact that such individual was not serving as an executive officer at the end of our last completed fiscal year. These executive officers are referred to in this Proxy Statement as our “named executive officers”.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensa- tion ($)	Total ($)
Effi Baruch,	2010	186,000	10,000	31,229	180,527	-	407,756
Chief Executive Officer, President and Senior Vice President of Operations and Technology (principal executive officer)	2009	179,750	10,000	29,660	124,645	-	344,045

Ziv Zviel,	2010	95,727	-	-	45,601	-	141,328
Former Chief Financial Officer and Treasurer(2)	2009	56,250	-	-	11,954	-	68,204

Peter Friedman,	2010	112,487	-	5,828	34,449	-	152,764
General Counsel and Secretary	2009	107,125	7,500	3,919	17,052	-	135,596

(1)
Represents the aggregate grant date fair value calculated in accordance with ASC 718-10 in connection with the issuance of the applicable restricted stock or restricted unit award or option award.  For a detailed discussion of the assumptions made in the valuation of stock awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)	Mr. Zviel resigned from the Company effective October 14, 2010.

Employment Agreement with Mr. Effi Baruch

 We currently have an employment agreement with Mr. Baruch, our Chief Executive Officer, President and Senior Vice President of Operations and Technology.  The agreement became effective on December 9, 2008, and was amended as of March 17, 2009, October 20, 2009, and October 27, 2010.  Mr. Baruch receives a base salary of $186,000 per year, which is adjusted as of January 15 each year (beginning 2010) by the percentage change in the Cost of Price Index during the preceding year. Mr. Baruch is entitled to receive an annual bonus under our then-applicable bonus plan equal to up to three (3) months’ salary based on performance criteria that will be agreed upon by him and the Board of Directors. In the event of termination of the agreement, the terminating party is required to provide the other party 90 days’ written notice unless the Company terminates the agreement for cause, in which case the Company is required to provide such written notice required by applicable law.  In the event the Company terminates the agreement without cause, Mr. Baruch shall be entitled to receive a lump sum payment equal to his then-current monthly base salary multiplied by three, subject to Mr. Baruch executing a general release of all claims to the maximum extent permitted by law. However, if Mr. Baruch is offered and accepts employment in any other position with our company or any subsidiary or affiliate, we will not be required to make any such severance payment.

Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information with respect to stock options and unvested stock awards outstanding as of December 31, 2010, for each of the named executive officers.

		Option Awards						Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Effi Baruch	12/22/2004	25,000	-		2.85	11/22/2011
	3/30/2008	250,000	-		0.15	3/30/2018
	5/6/2009	33,333	66,667	(3)	0.14	5/6/2019
	9/15/2009	125,000	375,000	(4)	0.41	9/15/2019
	10/19/2010	-	325,000	(5)	0.27	10/19/2020
	1/1/2008							12,500	(6)	2,125

Ziv Zviel(7)	7/6/2009	33,333	66,667	(7)	0.21	1/12/2011	(7)
	9/15/2009	75,000	225,000	(7)	0.41	1/12/2011	(7)

Peter Friedman	3/30/2008	100,000	-		0.15	3/30/2018
	5/6/2009	16,667	33,333	(8)	0.14	5/6/2019
	9/15/2009	37,500	112,500	(9)	0.41	9/15/2019
	10/19/2010		100,000	(10)	0.27	10/19/2020

(1)
For a better understanding of this table, we have included an additional column showing the grant date of the stock options, the restricted shares and the restricted stock units.  Subject to the terms and conditions contained in any award agreement between the Company and the holder of any such award, in the event of a change of control of the Company the outstanding stock options, restricted shares and restricted stock units granted under our 2009 Stock Incentive Plan or our Amended and Restated 2004 Stock Incentive Plan, as applicable, will not accelerate and become immediately vested and exercisable unless otherwise determined by the Compensation Committee.

(2)	The market value of the stock awards is determined by multiplying the number of shares times $0.17, the closing price of our common stock on The OTC Bulletin Board on December 31, 2010.

(3)
Options to purchase 33,333 shares vested and became exercisable on May 6, 2010, options to purchase 33,334 shares vested and became exercisable on May 6, 2011, and options to purchase 33,333 shares vest and become exercisable on May 6, 2012.

(4)	Options to purchase 125,000 vested and became exercisable on September 15, 2010, and options to purchase 125,000 shares vest and become exercisable on each of September 15, 2011, 2012 and 2013.
(5)	Options to purchase 81,250 shares vest and become exercisable on each of October 19, 2011, 2012, 2013 and 2014.
(6)
Restricted units to purchase 25,000 shares of our common stock were granted on January 1, 2008, and vested as follows: units to purchase 12,500 shares vested on each of July 1, 2009 and January 1, 2011.

(7)
Mr. Zviel resigned from the Company effective October 14, 2010. All options to purchase shares of common stock previously granted to Mr. Zviel that had not yet vested as of that date expired on that date, and all options that had vested as of that date expired on January 12, 2011.

(8)
Options to purchase 16,667 shares vested and become exercisable on May 6, 2010, options to purchase 16,666 shares vested and became exercisable on May 6, 2011, and options to purchase 16,667 shares vest and become exercisable on May 6, 2012.

(9)	Options to purchase 37,500 shares vested and became exercisable on September 15, 2010, and options to purchase 37,500 shares vest and become exercisable on each of September 15, 2011, 2012 and 2013.
(10)	Options to purchase 25,000 shares vest and become exercisable on each of October 19, 2011, 2012, 2013 and 2014.

Director Compensation

The following table shows the total compensation earned for services performed for us by each member of our Board of Directors during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Robert Stevanovski	-	(2)	-	-	-
Anthony Cassara	20,000	(3)	6,497	-	26,497
David Stevanovski	-	(2)	-	-	-
Gregory Provenzano(4)	-	(2)	-	-	-
Lior Samuelson	30,000	(5)	6,497	-	36,497
J. Lyle Patrick	45,000	(6)	6,497	-	51,497
Brian Fitzpatrick	40,000	(7)	6,497	-	46,497

(1)
Represents the aggregate grant date fair value, calculated in accordance with ASC 718-10, of options to purchase 100,000 shares of the Common Stock granted to each of Lior Samuelson, Anthony Cassara, J. Lyle Patrick and Fitzpatrick in 2010. The grants were made pursuant to the 2009 Stock Incentive Plan.  Each of Robert Stevanovski, David Stevanovski and Gregory Provenzano elected to waive their right to receive such grant. For a detailed discussion of the assumptions made in the valuation of stock awards, please see the Notes to the Consolidated Financial Statements included in this Annual Report.

(2)
Each of Robert Stevanovski, David Stevanovski and Gregory Provenzano elected to waive their right to receive compensation for their services to the Company.  Mr. Provenzano resigned as a director of the Company, effective February 23, 2011.This election is revocable by each of Messrs. R. Stevanovski and D. Stevanovski at any time.

(3)	Represents $20,000 paid to Mr. Cassara for his services as a director.
(4)	Mr. Provenzano resigned from the Board of Directors effective February 23, 2011.
(5)
Represents $20,000 paid to Mr. Samuelson for his services as a director, $5,000 for his services as a member of the Audit Committee and $5,000 for his services as a member of the Compensation Committee.

(6)	Represents $20,000 paid to Mr. Patrick for his services as a director, $20,000 for his services as Chairman of the Audit Committee and $5,000 for his services as a member of the Compensation Committee
(7)
Represents $20,000 paid to Mr. Fitzpatrick for his services as a director, $15,000 for his services as Chairman of the Compensation Committee and $5,000 for his services as a member of the Audit Committee.

Director Compensation Policy

In May 2009, the Board of Directors approved the following annual cash compensation for our directors effective as of April 1, 2009:

•	each director receives cash compensation of $20,000;
•	the Chairman of the Audit Committee receives additional cash compensation of $20,000;
•	the Chairman of the Compensation Committee receives additional cash compensation of $15,000; and
•	each non-Chairman committee member receives additional cash compensation of $5,000.

We reimburse each member of our Board of Directors for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

Each of our directors has the right to elect to convert the total cash compensation that such director is eligible to receive into shares of our common stock at the then-applicable market price.  Directors have the right to make this election only during such times as the employees and directors of the Company are not in a black-out period in trading in securities of the Company and such director is not in possession of material, non-public information about the Company.  Any such shares so acquired by a director are restricted and vest only after a period of one year from the date of grant, following which the director is able to sell such shares in accordance with Rule 144 under the Securities Act of 1933.

In November 2010, the Board of Directors approved a grant of options to purchase 100,000 shares of our Common Stock under the 2009 Plan to each of the members of the Board.

At this time each of Robert Stevanovski and David Stevanovski has elected to waive their right to receive compensation for their services to the Company.  This election is revocable by each of Messrs. R. Stevanovski and D. Stevanovski at any time.

Equity Compensation Plan Information

 The following table provides certain aggregate information with respect to shares of our common stock that may be issued under our equity compensation plans in effect as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders (2)	7,675,340	$0.3156	4,015,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,675,340	$0.3156	4,015,000

(1)	Does not include restricted units to purchase 31,340 shares of our common stock that had been granted under our equity compensation plans as of December 31, 2010.
(2)
These plans consist of our Amended and Restated 2004 Stock Incentive Plan and Amended and Restated 2006 Non-Employee Director Stock Plan, which were terminated except with respect to outstanding options previously granted thereunder, and our 2009 Stock Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 10, 2009, we entered into a Securities Purchase Agreement with D4 Holdings pursuant to which we issued to D4 Holdings (i) 39,000,000 shares of our common stock, representing approximately 54.2% of the total number of issued and outstanding shares of our common stock following the transaction, for an aggregate purchase price of $1,170,000, and (ii) a warrant, exercisable for ten years, to purchase up to an additional 30,000,000 shares of our common stock at an exercise price of $0.04 per share. We refer to the transactions under the Purchase Agreement as the “Private Placement.” The Private Placement closed on February 12, 2009.

In connection with the Private Placement, we also entered into an Investor Rights Agreement with D4 Holdings, pursuant to which we have agreed to file, upon the request of D4 Holdings, a registration statement covering the resale of any shares of our common stock held by D4 Holdings (including the shares of common stock underlying the warrant issued to D4 Holdings). Subject to our ability to suspend the effectiveness of the registration statement for a limited period of time under certain circumstances, we are required to maintain the effectiveness of any such registration statement until the earlier of (i) the date on which all shares of common stock covered by the registration statement have been sold thereunder or (ii) the date on which all such shares of common stock can be sold without registration pursuant to Rule 144 or another similar exemption under the Securities Act of 1933. Subject to certain limitations, D4 Holdings will also be entitled to “piggy-back” registration rights on all future registrations by us and any registrations initiated by our other stockholders.

On March 1, 2010, we and our subsidiaries entered into a Loan and Security Agreement (the “First Loan Agreement”) with D4 Holdings pursuant to which D4 Holdings agreed to provide us and our subsidiaries a line of credit in a principal amount of $1,200,000.   On August 10, 2010, we and our subsidiaries entered into the Second Loan and Security Agreement (the “Second Loan Agreement”) with D4 Holdings, pursuant to which D4 Holdings agreed to provide us and our subsidiaries an additional line of credit in a principal amount of $1,000,000. In connection with the Second Loan Agreement, we issued D4 Holdings a warrant to purchase up to 4,000,000 shares of our common stock at an exercise price of $0.1312 per share.  We have drawn down all amounts available to be borrowed under the two lines of credit. On March 2, 2011, we and our subsidiaries entered into the Third Loan and Security Agreement (the “Third Loan Agreement”) with D4 Holdings, pursuant to which D4 Holdings agreed to provide us and our subsidiaries an additional line of credit in a principal amount of $1,600,000.  Pursuant to the terms of the Convertible Promissory Note (the “Convertible Note”) we issued to D4 Holdings in connection with the Third Loan Agreement, D4 Holdings may elect to convert all or any portion of the outstanding principal amount under the Convertible Note into that number of shares of our common stock determined by dividing such principal amount by $0.08 (as may be adjusted under the terms of the Convertible Note).  Simultaneous with our entering into the Third Loan Agreement, D4 Holdings and we entered into an amendment of the First Loan Agreement pursuant to which (among other things) the maturity date for repayment of principal under the First Loan Agreement was extended from March 1, 2011, to March 1, 2012.  In connection with the amendment of the First Loan Agreement we issued D4 Holdings a warrant to purchase up to 1,000,000 shares of our common stock at an exercise price of $0.096 per share.  On March 4, 2011, March 25, 2011, April 14, 2011, and May 13, 2011, we received $400,000, $150,000, $250,000 and $200,000, respectively, from D4 Holdings pursuant to a notice of borrowing under the Third Loan Agreement, which can be converted by D4 Holdings into 12,500,000 shares of our common stock.

The ultimate ownership of D4 Holdings includes owners of ACN, Inc.  Each of Robert Stevanovski, Anthony Cassara and David Stevanovski, members of the Company’s Board of Directors, is a principal of D4 Holdings.  Colleen Jones, a member of the Company’s Board of Directors, serves as general counsel to D4 Holdings and is an officer of ACN.  As a result, each of these individuals and D4 Holdings may be deemed to have a direct or indirect interest in the transactions contemplated by the Purchase Agreement, the Investor Rights Agreement and the Loan Agreements.

During the third quarter of 2009 we entered into an agreement with ACN Pacific Pty Ltd., a wholly-owned subsidiary of ACN, pursuant to which we provide digital video and voice-over-IP telecommunications services in Australia and New Zealand to ACN Pacific. In October 2010 we entered into a sales agency agreement with ACN pursuant to which ACN sells a private label version of joip Mobile under the ACN Mobile World brand in the United States and Canada.  In December 2010 we entered into an agreement with ACN Korea, a wholly-owned subsidiary of ACN, pursuant to which we provide digital video and voice-over-IP services in Korea.  We recognized revenues of approximately $430,000 in 2009 from our agreement with ACN Pacific and approximately $950,000, $130,000, and $22,000 in 2010 from our agreements with ACN Pacific, Ojo Service and ACN Korea, respectively. In April 2011 we entered into an introducer agreement with ACN Europe B.V., a wholly-owned subsidiary of ACN, pursuant to which ACN Europe sells a private label version of joip Mobile under the ACN Mobile World brand in Europe.

Each of Robert Stevanovski, Anthony Cassara and David Stevanovski has an ownership interest in ACN, and each of them and Ms. Jones has a director, officer and/or advisory position with ACN.  As a result of their relationship with ACN, each of these individuals may be deemed to have a direct or indirect interest in the transactions contemplated by our agreements with ACN Pacific, ACN, ACN Korea and ACN Europe.

During the fourth quarter of 2009 we entered into an agreement with Ojo Service, a wholly-owned subsidiary of WorldGate, pursuant to which we provided wholesale video and voice-over-IP services in the United States.  We terminated our agreement with Ojo on May 8, 2011, for breach of the agreement by Ojo for failure to pay outstanding amounts due under the agreement and upon the occurrence of a material adverse change relating to Ojo’s financial condition.  WorldGate is majority-owned by WGI Investor LLC, which shares common majority ownership and a common manager with D4 Holdings. Each of Robert Stevanovski, Anthony Cassara and David Stevanovski has an indirect ownership interest in WGI Investor, and Ms. Jones serves as General Counsel of WGI Investor. In addition, each of such individuals serves as a director of WorldGate.  As a result, each of these individuals and D4 Holdings may be deemed to have had a direct or indirect interest in the transactions contemplated by the agreement with Ojo Service.

All transactions between us and our officers, directors, principal stockholders and affiliates must be reviewed and approved in advance by the Audit Committee. To the extent that any member of the Audit Committee has an interest in any such transaction, the member will recuse himself or herself from considering and voting on the matter.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company file initial reports of ownership and reports of changes in ownership in such common stock with the SEC. Officers, directors and stockholders who own more than 10% of the outstanding common stock are required by the SEC to furnish the Company with copies of all Section 16(a) reports they file.

To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and holders of more than 10% of any class of our equity securities have complied with the applicable Section 16(a) reporting requirements.

CODE OF CONDUCT AND ETHICS

On March 25, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all employees and directors of deltathree, including our principal executive officer, principal financial and accounting officer and controller. There were no changes made to the Corporate Code of Conduct and Ethics during 2010. The text of the Corporate Code of Conduct and Ethics is posted on the Corporate Governance section of our website at www.deltathree.com and will be made available to stockholders without charge, upon request, in writing to the Secretary at 224 West 35th Street, New York, New York 10001. We intend to post on our website any amendments to, or waivers from, our Code of Conduct and Ethics that apply to our principal executive officer, principal financial and accounting officer and controller. We have all of our new employees certify that they have read and understand our Corporate Code of Conduct and Ethics, and, periodically, we also ask our existing employees to certify that they have reviewed our Corporate Code of Conduct and Ethics.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2012 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than February 17, 2012.  Such proposals should be directed to us at 224 West 35th Street, New York, New York 10001.

Except in the case of proposals made in accordance with Rule 14a-8, our Amended and Restated By-laws require that stockholders desiring to bring any business before our 2012 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to August 1, 2012 (the anniversary date of the Meeting) and comply with all other applicable requirements of our Amended and Restated By-laws.  However, in the event that our 2012 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting, the notice must be received by the close of business on the tenth day following the earlier of the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

A stockholder’s notice to us must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of our stock which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting. With respect to proposals by stockholders for director nominations, our Amended and Restated By-laws require, in addition to items (b), (c), (d) and (e) above, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of the corporation which are beneficially owned by the nominee, (iv) any other information relating to the stockholder and the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act, and (v) a consent of the nominee to serve as a director if elected. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as our director.

OTHER MATTERS

The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting.   However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies.  In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, or by other means of communication, without additional compensation.  We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Additional copies of our Annual Report will be furnished at no charge upon receipt of a written or oral request addressed to deltathree, Inc., 224 West 35th Street, New York, New York 10001, (212) 500-4850.

By Order of the Board of Directors,

Peter Friedman
General Counsel and Secretary

Jerusalem, Israel
June 17, 2011